4Q24 Earnings Call Presentation 2 Safe Harbor 4Q24 Earnings Call Presentation This presentation may include certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Pangaea’s and managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Pangaea is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of logistics and shipping services; general economic conditions; geopolitical events and regulatory changes; and other factors set forth in Pangaea’s filings with the Securities and Exchange Commission and the filings of its predecessors. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Pangaea’s financial results are unaudited and do not conform to SEC Regulation S-X and as a result such information may fluctuate materially depending on many factors. Accordingly, Pangaea’s financial results in any particular period may not be indicative of future results. Pangaea is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. 3 4Q24 Performance Highlights Strong finish to a transformational year Seasonal artic trade demand and flexible operating model resulted in earned TCE rates in 4Q24 exceeding the benchmark average Baltic Panamax and Supramax indices by 48%. Adjusted EBITDA increased 18.1% to $23.2 million in 4Q24, as charter-hire expenses per day decreased 23% and vessel operating expenses, net of technical management fees, increased by approximately 9%, more than offsetting a 10% decrease in earned TCE rates. Completed dry bulk fleet combination with the Strategic Shipping Inc. (“SSI”) dry bulk fleet of M.T. Maritime, expanding into handy-sized segment and increasing the size of the dry bulk fleet by 60%. Continue to execute on key capital allocation priorities to maintain a consistent and sustainable return of capital strategy Entering the first quarter of 2025, market rates have been volatile amid a seasonally soft period. As of March 12, 2025, booked 4,982 days at an average of $11,412/day. Repurchased remaining 50% equity ownership in Ice-Class 1A vessel joint venture, positioning to maximize long-term returns on specialized trade routes 4 4Q & Full Year 2024 Performance Summary Adjusted EBITDA $s in Millions Adjusted EPS $s per Share TCE Rate $s per Shipping Day Operating Cash Flow $s in Millions $ 22.3 $ 19 .7 $ 8 3 .0 $ 79 .7 4 Q 24 4 Q 23 FY 20 24 FY 20 23 $ 0 .16 $ 0 .16 $ 0 .6 5 $ 0 .6 9 4 Q 24 4 Q 23 FY 20 24 FY 20 23 $ 15,9 4 2 $ 17,6 8 5 $ 16 ,4 8 5 $ 15,8 4 9 4 Q 24 4 Q 23 FY 20 24 FY 20 23 $ 19 .2 $ 23 .9 $ 6 5.7 $ 53 .8 4 Q 24 4 Q 23 FY 20 24 FY 20 23

5 Outperforming Industry Benchmark Our TCE has exceeded the market by an average of 29% on a trailing 5-year basis Cargo Focused Business Model Consistently Delivers Above- Market Performance • Current 1Q25 booked TCE rate of $11,412 per day, a 40% premium to the market average through the quarter.* • Our niche, higher- margin trades, long- term COAs and charter-in strategy remain key areas of differentiation. * Q1 25 estimated TCE performance based on shipping days booked as of March 12, 2025 **Average of the published Panamax, Supramax, and Handysize indices, net of commission - 1,000 2,000 3,000 4,000 5,000 6,000 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 D ay s TC E R at e ($ s p er S h ip p in g D ay ) PANL Total Shipping Days PANL TCE Rate Market TCE Rate** 6 Recent Vessel Acquisitions Disciplined acquiror of complementary assets MV Bulk Sachuest - Supramax MV Bulk Courageous - Ultramax MV Bulk Promise - Panamax MV Bulk Valor - Supramax MV Bulk Concord - Panamax MV Nordic Nuluujaak – Post Panamax(1) MV Nordic Qinnqua – Post Panamax(1) MV Nordic Sanngijug – Post Panamax(1) MV Nordic Siku – Post Panamax(1) (1) Vessels are owned through a joint venture, of which Pangaea owns 50% as of September 30, 2024 and December 31, 2023. On November 6, 2024, the Company acquired the remaining 50% interest in NBP from a non-affiliate, resulting in full ownership of NBP's fleet of four Post Panamax Ice Class 1A dry bulk vessels. Purchased 7 vessels for $245 million Purchased 3 vessels for $83 million & Acquired 15 vessels for 18.06 million shares 2023 & 2024 MV Bulk Prudence - Ultramax 2021 & 2022 MV Bulk Brenton - Supramax MV Bulk Patience - Supramax Strategic Handysize Fleet of 15 vessels 7 Return of Capital Program Stable quarterly cash dividend supported by stable profitability Annual Dividend Payout Ratio % of Adjusted Net Income Total Annual Cash Dividend Paid $s per Share Annual Dividend Coverage Ratio Ratio of Operating Cash Flow to Dividends Issued Ta rg e te d d ivid e nd p o lic y is a im e d towa rd sust a ina b ilit y t h ro ug h the c yc le Divid e nd p ayo ut ha s inc re a se d a m id favo ra b le m a rke t co nd it io ns a nd s t ra te g ic exe c ut io n Im p rove d m a rg ins a nd c a sh co nve rs io n sup p o rt d ivid e nd cove ra g e d e sp ite vo la t ile d ry b ulk m a rke t 7.4% 16 .5% 58 .0% 6 1.5% 20 21 20 22 20 23 20 24 $ 0 .11 $ 0 .30 $ 0 .4 0 $ 0 .4 0 20 21 20 22 20 23 20 24 11.2x 10 .1x 3 .0 x 3 .5x 20 21 20 22 20 23 20 24 8 Balance Sheet Update Ample liquidity to support ongoing growth of business O p p o rtunis t ic a lly inve ste d in ow ne d sh ip fle e t d uring 20 21 a m id a t t ra c t ive m a rke t d yna m ic s Re p a id ove r $ 35 m illio n in d e b t d uring 20 23 thro ug h o p e ra t ing c a sh flow a nd ve sse l sa le s Ca p it a l a llo c a t io n p rio rit ie s w ill b e b a la nce d b e twe e n d e b t re p aym e nt , fle e t inve stm e nt , o p p o rtunis t ic M&A a nd sha re ho ld e r re turns $ 116 .4 $ 255.5 $ 175.6 $ 16 8 .9 $ 311.0 $ 4 6 .9 $ 56 .2 $ 128 .4 $ 9 9 .0 $ 8 6 .8 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 2020 2021 2022 2023 2024* $s in M ill io n s Total Net Debt Total Cash *Note : To t a l ne t d e b t a s o f 12/ 31/ 24 re fle c t s $ 10 0 m m in inc re m e nta l finance le a se o b lig a t io ns a ssum e d a s p a rt o f t he SSI acq uis it io n , w hich c lo se d o n 12/ 30 / 24 .

9 SSI Fleet Merger: Strategic Rationale Commercially attractive handysize fleet will add scale and expand the foundation for growth across entire enterprise Expanding into handysize segment provides scale and diversification • Currently utilize handysize vessels to serve certain clients on a chartered-in basis • Additional vessels will allow us to further leverage our differentiated business model to improve fleet utilization and TCE returns • Expanded fleet will give us scale and capacity to grow presence with new and existing customers • Additional opportunity for synergies within our Ports and Terminals division Strengthening dry bulk operations team • Addition of highly experienced team of dry bulk professionals will provide experience and create platform for future growth 10 13 13 13 3 3 4 48 9 7 9 15 20 21 20 22 20 23 Po st -Tra nsa c t io n / YE 20 24 Pa na m a x/ Po st -Pa na m a x Ult ra m a x Sup ra m a x Ha nd ysize Number of Owned Ships by Class Numbers of Ships Vessel DWT Year Vessel DWT Year St ra t e g ic Fo rt it ud e 37.8 29 20 16 St ra t e g ic Allia nc e 39 ,8 50 20 14 St ra t e g ic Re so lve 38 ,8 53 20 15 St ra t e g ic Unity 39 ,8 50 20 14 St ra t e g ic Ent it y 39 ,8 56 20 15 St ra t e g ic Syne rg y 39 ,8 6 5 20 14 St ra t e g ic Exp lo re r 39 ,8 56 20 15 St ra t e g ic Sa va nna h 35,54 2 20 13 St ra t e g ic Ve nture 39 ,8 50 20 14 St ra t e g ic Te na c ity 36 ,8 51 20 12 St ra t e g ic Eq uity 39 ,8 50 20 14 St ra t e g ic Sp irit 37,137 20 12 St ra t e g ic Ha rm o ny 39 ,8 79 20 14 St ra t e g ic Vis io n 37,137 20 12 St ra t e g ic End e a vo r 33 ,0 13 20 10 SSI Handymax Dry Bulk Fleet 10 SSI Fleet Merger: Executing differentiated value creation strategy Fleet combination is consistent with key shareholder value creation objectives Integrated shipping - logistics model High fleet utilization Organic Investment Inorganic investment Return of capital Balance sheet optionality Expands scale of cargo solutions to support customer supply chains in the handysize segment Utilize chartered in fleet to arbitrage vessel positions and provide more revenue days Purcha se ve sse ls in sup p o rt o f e xis t ing lo ng -t e rm CO A’s to m a xim ize re tu rns Exp a nd ca p a b ilit ie s t o o ffe r ca rg o m o ve m e nt b e yo nd o ce a n t ra nsp o rt a t io n Sustain consistent dividend approach, not a payout formula Promote historical lending relationships, sustainable business plan, and consistent performance to secure favorable lending terms A fully integrated service offering from Handy to Post Panamax Expand owned fleet for growth using our unique business model Acq uire lo g is t ic s co m p a nie s to g ro w in lo g is t ic s se c to r Conserve capital for fleet renewal and opportunistic growth Maintain low net leverage and substantial free cash generation to provide flexibility in financing growth projects Additional volume and margin to ocean freight offerings Ap p ly co nsis t e n t a p p ro a ch to e xp a nd a nd re ne w fle e t Compensate for volatility of dry bulk market by maintaining reasonable leverage Improved growth opportunities through scaled integration with shipping-logistics model Improving breadth of owned fleet improves overall utilization and ability to arbitrage vessel positions All-stock transaction protects consistent dividend program, preserves liquidity and minimizes financial leverage Ad d re sse d th ro ug h SSI fle e t co m b ina t io n 11 Macro Shipping Outlook Focused on providing comprehensive logistics solutions with targeted dry bulks Near Term Outlook (1H25) Medium Term Outlook (Full-Year 2025) Long-Term Outlook (2026 - 2027) • US Infrastructure spending continues to ramp up, creating favorable tailwinds for construction related raw materials • U.S. trade policy uncertainty creating volatility in market prices • Global dry bulk fleet growth is expected to remain limited amid limited new-building activity • Trade disruptions resulting from geopolitical tensions are expected to increase could create opportunities as trade looks to avoid regions of turmoil • Current risk to medium-term rate improvement is a more pronounced global recession • Clarity in emissions free fuel alternatives creates opportunity for fleet renewal and niche offerings • Supply chain reorganizations provide the opportunity for the Company to grow its logistics offerings with new and existing customers • Emissions regulations will continue to put pressure on markets as fleets age amid limited new and compliant vessels are built 12 Value Creation Strategy Durable business model insulated from macro volatility – focused on deploying capital to drive above-sector growth Integrated shipping- logistics model • Provide solutions to customer supply chain issues • More efficient, lower total cost of delivery for customer • Adds volume and margins to PANL ocean freight offerings High fleet utilization • Utilize chartered in fleet to arbitrage vessel positions and provide more revenue days Organic investment • Expand capabilities to offer cargo movement beyond ocean transportation • Expand owned fleet for growth using our unique business plan • Apply consistent approach to expand and renew fleet Inorganic investment • Purchase vessels in support of existing long- term COAs, to maximize returns • Acquire logistics companies to grow in logistics sector Return of capital • Sustainable dividend approach, not a payout formula • Conserve capital for fleet renewal and opportunistic growth • Compensate for volatility of sector by maintaining reasonable liquidity Balance sheet optionality • Promote historical lending relationships, sustainable business plan, and consistent performance to help provide favorable lending terms • Maintain low net leverage and substantial free cash generation to provide flexibility in financing growth projects • Consider joint ventures to help mitigate risks and create synergies

Investment Conclusion

Small-cap growth play with stable return of capital program

- Integrated shipping-logistics model delivering consistent, above-market returns
- Focused on consistently high fleet utilization to drive operating leverage
- Positioned to benefit from tightening global supply of dry-bulk vessels amid continued demand growth
- On-shore logistics offering provides significant, incremental revenue opportunities
- Leading position within Ice-Class trades supports superior earned TCE rates
- Disciplined capital allocation strategy
- Long-term cargo-based contracts provide multi-year demand visibility
- Significant balance sheet optionality to pursue growth, low net leverage

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PANGAEA

Appendix


NORDIC SANNGIJUQ
NORDIC
MAJURO

Confidential Pangaea Logistics Solutions

Selected Balance Sheet Data

(in thousands,may not foot due to rounding)	December 31, 2024	December 31, 2023
Current Assets		
Cash and cash equivalents	$ 86,805	$ 99,038
Accounts receivable, net	42,371	47,892
Other current assets	62,818	44,897
Total current assets	191,994	191,826
Fixed assets, including finance lease right of use assets, net	736,598	504,659
Goodwill	3,105	3,105
Other Non-current Assets	4,761	5,590
Total assets	$ 936,457	$ 705,180
Current liabilities		
Accounts payable, accrued expenses and other current liabilities	$ 47,763	$ 35,836
Current portion long-term debt and finance lease liabilities	44,687	52,722
Other current liabilities	16,658	16,776
Total current liabilties	109,108	105,334
Secured long-term debt and finance lease liabilities, net	352,685	211,713
Other long-term liabilities	-	17,937
Total Pangaea Logistics Solutions Ltd. equity	427,822	323,886
Non-controlling interests	46,843	46,310
Total stockholders' equity	474,664	370,196
Total liabilities and stockholders' equity	$ 936,457	$ 705,180

15

Selected Income Statement Data

(in thousands,may not foot due to rounding)	Three months ended December 31, 2024	Three months ended December 31, 2023	Twelve months ended December 31, 2024	Twelve months ended December 31, 2023
Revenues:				
Voyage revenue	$ 137,601	$ 122,281	$ 494,107	$ 468,581
Charter revenue	6,588	7,079	30,326	23,716
Terminal & stevedore revenue	2,986	2,517	12,103	6,971
Total revenue	147,175	131,877	536,536	499,268
Expenses:				
Voyage expense	67,674	57,085	237,479	227,435
Charter hire expense	34,425	33,850	130,764	111,034
Vessel operating expenses	14,254	14,713	55,544	55,784
Terminal Expenses	1,974	1,917	9,299	5,809
General and administrative	6,277	5,666	24,626	22,781
Depreciation and amortization	7,766	7,524	30,376	30,070
Loss on sale of vessel	-	566	-	1,739
Total expenses	132,370	121,322	488,088	454,651
Income from operations	14,805	10,555	48,449	44,617
	-	-	-	-
Total other expense, net	(5,752)	(8,377)	(16,679)	(16,079)
Net income	9,053	2,178	31,769	28,538
Income attributable to noncontrolling interests	(618)	(1,042)	(2,866)	(2,214)
Net income attributable to Pangaea Logistics Solutions Ltd.	$ 8,435	$ 1,136	$ 28,903	$ 26,323
Adjusted EBITDA (1)	$ 23,245	$ 19,682	$ 83,040	$ 79,724

Adjusted EBITDA represents net income (or loss), determined in accordance with U.S. GAAP, excluding interest expense, interest income, income taxes, depreciation and amortization, loss on impairment, loss on sale and leaseback of vessels, share-based compensation, other non-operating income and/or expense, and other non-recurring items, if any.

16

Reconciliation of Non-GAAP Measures

	For the three months ended		For the twelve months ended	
	12/31/2024 (unaudited)	12/31/2023 (unaudited)	**12/31/2024**	12/31/2023
Net Transportation and Service Revenue				
Gross Profit	**$ 21,156,847**	**$ 16,877,815**	**$ 73,184,997**	**$ 69,246,559**
Add:				
Vessel Depreciation and amortization	7,691,604	7,433,685	30,265,807	29,960,481
Net transportation and service revenue	**$ 28,848,451**	**$ 24,311,500**	**$103,450,804**	**$ 99,207,040**
Adjusted EBITDA				
Net Income	**$ 9,053,237**	**$ 2,177,900**	**$ 31,769,493**	**$ 28,537,772**
Interest expense, net	4,119,302	3,596,407	14,050,591	13,453,413
Income (loss) attributable to Non-controlling interest recorded as long-term liability interest expense	2,682,192	(565,648)	3,103,018	462,150
Depreciation and amortization	7,766,490	7,524,045	30,375,721	30,070,395
EBITDA	**23,621,221**	**12,732,704**	**79,298,823**	**72,523,730**
Non-GAAP Adjustments:				
Loss on sale of vessels	-	566,315	-	1,738,511
Share-based compensation	475,005	694,293	2,788,190	2,087,807
Unrealized (gain) loss on derivative instruments, net	(851,346)	5,685,406	953,042	2,925,347
Other non-recurring items	-	3,195	-	448,373
Adjusted EBITDA	**$ 23,244,880**	**$ 19,681,913**	**$ 83,040,055**	**$ 79,723,768**

17

Reconciliation of Non-GAAP Measures

Earnings Per Common Share				
Net income attributable to Pangaea Logistics Solutions Ltd.	**$ 8,435,392**	**$ 1,136,202**	**$ 28,903,383**	**$ 26,323,300**
Weighted average number of common shares - basic	**45,792,112**	44,815,282	**45,391,855**	44,773,899
Weighted average number of common shares - diluted	**46,527,775**	45,392,225	**46,046,044**	45,475,453
Earnings per common share - basic	**$ 0.18**	$ 0.03	**$ 0.64**	$ 0.59
Earnings per common share - diluted	**$ 0.18**	$ 0.03	**$ 0.63**	$ 0.58
Adjusted EPS				
Net income attributable to Pangaea Logistics Solutions Ltd.	**$ 8,435,392**	**$ 1,136,202**	**$ 28,903,383**	**$ 26,323,300**
Non-GAAP				
Add:				
Loss on impairment of vessels	-	-	-	-
Loss on sale of vessels	**$ -**	**$ 566,315**	**$ -**	**$ 1,738,511**
Unrealized (gain) loss on derivative instruments, net	**(851,346)**	**5,685,406**	**953,042**	**2,925,347**
Other non-recurring items	-	3,195	-	448,373
Non-GAAP adjusted net income attributable to Pangaea Logisti	**7,584,046**	7,391,118	**29,856,425**	31,435,531
Weighted average number of common shares - basic	45,792,112	44,815,282	45,391,855	44,773,899
Weighted average number of common shares - diluted	**46,527,775**	**45,392,225**	**46,046,044**	**45,475,453**
Adjusted EPS - basic	$ 0.17	$ 0.16	$ 0.66	$ 0.70
Adjusted EPS - diluted	**$ 0.16**	**$ 0.16**	**$ 0.65**	**$ 0.69**

18